EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                         December 31,       December 31,            September 30,
(dollars in thousands)                                      2007               2006                     2007
                                                       ---------------     --------------           -------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage            $     296,783       $    333,568             $   292,129
Home equity                                                 1,082,819            991,327               1,060,882
Marine                                                        352,604            374,652                 355,267
Other                                                          26,101             28,427                  28,933
                                                       ---------------     --------------           -------------
Total consumer                                              1,758,307          1,727,974               1,737,211
                                                       ---------------     --------------           -------------

Commercial mortgage                                           439,229            445,563                 440,472
Residential real estate construction                          631,063            599,275                 618,669
Commercial real estate construction                           447,394            357,594                 405,249
Commercial business                                           939,333            735,086                 846,114
                                                       ---------------     --------------           -------------
Total commercial                                            2,457,019          2,137,518               2,310,504
                                                       ---------------     --------------           -------------
     Total loans                                        $   4,215,326       $  3,865,492             $ 4,047,715
                                                       ===============     ==============           =============

NON-PERFORMING ASSETS:
Originated and acquired residential mortgage            $       7,511       $      7,202             $     6,706
Home equity                                                     1,737                421                   2,103
Other consumer                                                      -                351                       -
Commercial mortgage                                             1,335              1,335                   1,335
Residential real estate construction                            7,923                  -                       -
Commercial business                                            12,742             10,417                  12,486
                                                       ---------------     --------------           -------------
Total non-accrual loans                                        31,248             19,726                  22,630
Total renegotiated loans                                            -                  -                       -
                                                       ---------------     --------------           -------------
     Total non-performing loans                                31,248             19,726                  22,630
Total other assets and real estate owned                        2,664              2,483                   4,305
                                                       ---------------     --------------           -------------
     Total non-performing assets                        $      33,912       $     22,209             $    26,935
                                                       ===============     ==============           =============

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage            $       2,149       $      3,030             $     2,291
Home equity                                                     1,281              1,234                   1,406
Other consumer                                                    321                827                     272
Residential real estate construction                                -                  -                       -
Commercial business                                                79                 97                     165
                                                       ---------------     --------------           -------------
Total 90-day delinquencies                              $       3,830       $      5,188             $     4,134
                                                       ===============     ==============           =============

ASSET QUALITY RATIOS:
Non-performing loans to loans                                    0.74%              0.51%                   0.56%
Non-performing assets to loans                                   0.80%              0.57%                   0.67%
Allowance for loan losses to loans                               1.31%              1.17%                   1.27%
Net charge-offs in quarter to average loans                      0.58%              0.14%                   0.20%
Allowance for loan losses to non-performing loans              176.87%            229.15%                 226.44%


                                                            Three Months Ended December 31,            Three Months
                                                       ------------------------------------         Ended September 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                      2007                 2006                     2007
                                                       ----------------    ----------------         -------------------
Balance at beginning of period                          $      51,244       $     44,703             $    45,769
Provision for loan losses                                      10,027              1,877                   7,494
Less loans charged-off, net of recoveries:
    Originated and acquired residential mortgage                  221                181                     175
    Home equity                                                   390                (14)                    274
    Other consumer                                                873                683                     961
    Residential real estate construction                            -                  -                     368
    Commercial business                                         4,518                527                     241
                                                       ---------------     --------------           -------------
      Net charge-offs                                           6,002              1,377                   2,019
                                                       ---------------     --------------           -------------
Balance at end of period                                $      55,269       $     45,203             $    51,244
                                                       ===============     ==============           =============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                       Three Months Ended           Twelve Months Ended
                                                                          December 31,                  December 31,
                                                                 ----------------------------   ----------------------------
(dollars in thousands, except per share data)                        2007           2006            2007           2006
                                                                 ------------   -------------   ------------   -------------
INTEREST INCOME:
  Loans, including fees                                           $   71,678     $    69,002     $  283,573     $   263,356
  Investment securities                                               21,035          24,550         85,666          98,468
  Tax-advantaged loans and securities                                  1,633           1,172          5,956           3,992
  Short-term investments                                                  39             136            220             418
                                                                 ------------   -------------   ------------   -------------
    Total interest income                                             94,385          94,860        375,415         366,234
                                                                 ------------   -------------   ------------   -------------
INTEREST EXPENSE:
  Deposits                                                            29,437          25,022        108,948          82,907
  Short-term borrowings                                                8,285           8,308         31,630          35,551
  Long-term debt                                                      10,751          12,154         43,605          43,365
                                                                 ------------   -------------   ------------   -------------
    Total interest expense                                            48,473          45,484        184,183         161,823
                                                                 ------------   -------------   ------------   -------------
Net interest income                                                   45,912          49,376        191,232         204,411
  Less provision for loan losses                                      10,027           1,877         23,365           3,973
                                                                 ------------   -------------   ------------   -------------
Net interest income, after provision for loan losses                  35,885          47,499        167,867         200,438
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                 24,143          23,366         94,734          93,624
  Commissions and fees                                                 1,461           1,362          6,583           6,132
  Impairment on investment securities                                (47,488)              -        (47,488)              -
  Net gains (losses)                                                     405          (7,542)         6,930          (6,426)
  Net derivative activities                                              240             170            423             370
  Other non-interest income                                            4,901           4,962         18,737          19,562
                                                                 ------------   -------------   ------------   -------------
    Total non-interest income (loss)                                 (16,338)         22,318         79,919         113,262
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                      26,649          29,720        107,667         111,873
  Occupancy expense, net                                               5,636           5,984         23,609          23,217
  Furniture and equipment expense                                      3,816           3,996         15,487          15,604
  External processing fees                                             5,246           5,158         20,460          20,531
  Restructuring activities                                                78               -          1,537               -
  Other non-interest expense                                           9,583          10,521         42,329          43,354
                                                                 ------------   -------------   ------------   -------------
    Total non-interest expense                                        51,008          55,379        211,089         214,579
                                                                 ------------   -------------   ------------   -------------
Income (loss) before income taxes                                    (31,461)         14,438         36,697          99,121
Income tax expense (benefit)                                         (15,987)          3,155          4,567          29,118
                                                                 ------------   -------------   ------------   -------------
Net income (loss)                                                 $  (15,474)    $    11,283     $   32,130     $    70,003
                                                                 ============   =============   ============   =============

NET INCOME (LOSS) PER SHARE AMOUNTS:
  Basic                                                           $    (0.49)    $      0.35     $     1.00     $      2.14
  Diluted                                                              (0.49)           0.34           1.00            2.12



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                             December 31,     December 31,
(dollars in thousands, except share amounts)                                     2007            2006
                                                                            --------------   --------------
ASSETS:
  Cash and due from banks                                                    $    140,348     $    142,794
  Short-term investments                                                            1,970            7,118
  Mortgage loans held for sale                                                      8,859           10,615
  Securities available for sale                                                 1,421,299        1,582,736
  Securities held to maturity                                                      47,265          101,867
  Loans                                                                         4,215,326        3,865,492
  Less allowance for loan losses                                                   55,269           45,203
                                                                            --------------   --------------
    Net loans                                                                   4,160,057        3,820,289
                                                                            --------------   --------------
  Premises and equipment, net                                                      59,979           67,936
  Accrued interest receivable                                                      33,883           37,084
  Goodwill                                                                        253,906          254,543
  Intangible assets                                                                 6,152            8,965
  Other assets                                                                    331,171          261,946
                                                                            --------------   --------------
Total assets                                                                 $  6,464,889     $  6,295,893
                                                                            ==============   ==============

LIABILITIES:
  Deposits:
    Noninterest-bearing                                                      $    676,260     $    761,830
    Interest-bearing                                                            3,503,260        3,378,282
                                                                            --------------   --------------
      Total deposits                                                            4,179,520        4,140,112
                                                                            --------------   --------------
  Short-term borrowings                                                           861,395          658,887
  Long-term debt                                                                  771,683          828,079
  Accrued expenses and other liabilities                                           96,863           35,184
                                                                            --------------   --------------
    Total liabilities                                                           5,909,461        5,662,262
                                                                            --------------   --------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 31,621,956 and 32,433,387 shares at December 31, 2007
   and December 31, 2006, respectively                                             31,622           32,433
  Additional paid-in capital                                                      347,603          370,425
  Retained earnings                                                               244,723          252,880
  Net accumulated other comprehensive loss                                        (68,520)         (22,107)
                                                                            --------------   --------------
    Total stockholders' equity                                                    555,428          633,631
                                                                            --------------   --------------
Total liabilities and stockholders' equity                                   $  6,464,889     $  6,295,893
                                                                            ==============   ==============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                     ---------------------------------------------------------------------
                                            Three Months Ended                Three Months Ended
                                            December 31, 2007                 December 31, 2006
                                     ---------------------------------------------------------------------
(dollars in thousands)                 Average     Income/    Yield/     Average      Income/     Yield/
(tax-equivalent basis)                 Balance     Expense    Rate       Balance      Expense     Rate
                                     ------------ ----------- ------   ------------- ----------  ---------
ASSETS:
Interest-earning assets:
Originated and acquired residential  $   297,801   $   4,560   6.07 %    $  344,201   $  5,216    6.01 %
Home equity                            1,074,345      17,664   6.52         993,942     17,486    6.98
Marine                                   353,445       4,941   5.55         379,617      5,158    5.39
Other consumer                            27,861         501   7.13          29,784        565    7.53
Commercial mortgage                      438,676       7,770   7.03         438,118      7,766    7.03
Residential construction                 627,003      12,465   7.89         571,890     12,568    8.72
Commercial construction                  438,346       8,256   7.47         338,299      7,000    8.21
Commercial business                      843,727      15,547   7.31         714,037     13,350    7.42
                                     ------------ -----------          ------------- ----------
   Total loans                         4,101,204      71,704   6.94       3,809,888     69,109    7.20
                                     ------------ -----------          ------------- ----------
Loans held for sale                        8,957         145   6.42          10,063        159    6.27
Short-term investments                     2,759          39   5.61           9,868        136    5.47
Taxable investment securities          1,459,201      21,035   5.72       1,732,323     24,550    5.62
Tax-advantaged investment securities     153,044       2,349   6.09         101,119      1,536    6.03
                                     ------------ -----------          ------------- ----------
   Total investment securities         1,612,245      23,384   5.75       1,833,442     26,086    5.64
                                     ------------ -----------          ------------- ----------
   Total interest-earning assets       5,725,165      95,272   6.60       5,663,261     95,490    6.69
                                     ------------ -----------          ------------- ----------
Less: allowance for loan losses           50,932                             44,636

Cash and due from banks                  111,846                            121,684
Other assets                             619,656                            631,848
                                     ------------                      -------------
   Total assets                      $ 6,405,735                         $6,372,157
                                     ============                      =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits     $   456,394         772   0.67      $  514,648        722    0.56
Money market deposits                    657,156       5,836   3.52         553,650      4,511    3.23
Savings deposits                         525,533         514   0.39         610,886        724    0.47
Direct time deposits                   1,136,192      13,007   4.54       1,091,360     11,969    4.35
Brokered time deposits                   709,140       9,308   5.21         567,241      7,096    4.96
Short-term borrowings                    799,356       8,285   4.11         702,038      8,308    4.70
Long-term debt                           771,714      10,751   5.53         888,170     12,154    5.43
                                     ------------ -----------          ------------- ----------
  Total interest-bearing liabilities   5,055,485      48,473   3.80       4,927,993     45,484    3.66
                                     ------------ -----------          ------------- ----------
Noninterest-bearing demand deposits      660,576                            742,494
Other liabilities                         42,743                             41,320
Stockholders' equity                     646,931                            660,350
                                     ------------                      -------------
   Total liabilities and
    stockholders' equity             $ 6,405,735                         $6,372,157
                                     ============                      =============
Net interest-earning assets          $   669,680                         $  735,268
                                     ============                      =============
Net interest income (tax-equivalent)                  46,799                            50,006
Less: tax-equivalent adjustment                          887                               630
                                                  -----------                        ----------
Net interest income                                $  45,912                          $ 49,376
                                                  ===========                        ==========

Net yield on interest-earning assets
     on a tax-equivalent basis                                 3.24 %                             3.50 %


                                                                                                       --------------------------
                                                                                                               2007/2006
                                                  --------------------------------------------------    Income/Expense Variance
                                                   2007 Quarter to 2006 Quarter Increase/(Decrease)         Due to Change In
                                                  --------------------------------------------------   --------------------------
(dollars in thousands)                               Average        %         Income/       %             Average      Average
(tax-equivalent basis)                               Balance      Change      Expense     Change           Rate         Volume
                                                  -------------- ---------- ----------- ------------   ------------ -------------
ASSETS:
Interest-earning assets:
Originated and acquired residential               $   (46,400)    (13.5)%   $   (656)    (12.6)%        $     54      $   (710)
Home equity                                            80,403       8.1          178       1.0            (1,185)        1,363
Marine                                                (26,172)     (6.9)        (217)     (4.2)              146          (363)
Other consumer                                         (1,923)     (6.5)         (64)    (11.3)              (29)          (35)
Commercial mortgage                                       558       0.1            4       0.1                (6)           10
Residential construction                               55,113       9.6         (103)     (0.8)           (1,256)        1,153
Commercial construction                               100,047      29.6        1,256      17.9              (672)        1,928
Commercial business                                   129,690      18.2        2,197      16.5              (195)        2,392
                                                  ------------             ----------
   Total loans                                        291,316       7.6        2,595       3.8
                                                  ------------             ----------
Loans held for sale                                    (1,106)    (11.0)         (14)     (8.8)                4           (18)
Short-term investments                                 (7,109)    (72.0)         (97)    (71.3)                3          (100)
Taxable investment securities                        (273,122)    (15.8)      (3,515)    (14.3)              416        (3,931)
Tax-advantaged investment securities                   51,925      51.4          813      52.9                16           797
                                                  ------------             ----------
   Total investment securities                       (221,197)    (12.1)      (2,702)    (10.4)
                                                  ------------             ----------
   Total interest-earning assets                       61,904       1.1         (218)     (0.2)           (1,256)        1,038
                                                  ------------             ----------
Less: allowance for loan losses                         6,296      14.1

Cash and due from banks                                (9,838)     (8.1)
Other assets                                          (12,192)     (1.9)
                                                  ------------

   Total assets                                   $    33,578       0.5
                                                  ============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits                  $   (58,254)    (11.3)          50       6.9               138           (88)
Money market deposits                                 103,506      18.7        1,325      29.4               430           895
Savings deposits                                      (85,353)    (14.0)        (210)    (29.0)             (117)          (93)
Direct time deposits                                   44,832       4.1        1,038       8.7               536           502
Brokered time deposits                                141,899      25.0        2,212      31.2               364         1,848
Short-term borrowings                                  97,318      13.9          (23)     (0.3)           (1,099)        1,076
Long-term debt                                       (116,456)    (13.1)      (1,403)    (11.5)              216        (1,619)
                                                  ------------             ----------
  Total interest-bearing liabilities                  127,492       2.6        2,989       6.6             1,794         1,195
                                                  ------------             ----------
Noninterest-bearing demand deposits                   (81,918)    (11.0)
Other liabilities                                       1,423       3.4
Stockholders' equity                                  (13,419)     (2.0)
                                                  ------------
   Total liabilities and
    stockholders' equity                          $    33,578       0.5
                                                  ============
Net interest-earning assets                       $   (65,588)     (8.9)
                                                  ============
Net interest income (tax-equivalent)                                          (3,207)     (6.4)         $ (3,050)      $  (157)
Less: tax-equivalent adjustment                                                  257      40.8
                                                                           ----------
Net interest income                                                         $ (3,464)     (7.0)
                                                                           ==========
Net yield on interest-earning assets
     on a tax-equivalent basis


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                     ---------------------------------------------------------------------
                                            Three Months Ended               Three Months Ended
                                             December 31, 2007               September 30, 2007
                                     ---------------------------------------------------------------------
(dollars in thousands)                 Average     Income/   Yield/      Average      Income/    Yield/
(tax-equivalent basis)                 Balance     Expense    Rate       Balance      Expense    Rate
                                     ------------ ---------- -------  ------------- ----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential  $   297,801   $   4,560   6.07 %  $    298,019  $   4,571    6.09 %
Home equity                            1,074,345      17,664   6.52       1,050,442     18,076    6.83
Marine                                   353,445       4,941   5.55         357,217      4,988    5.54
Other consumer                            27,861         501   7.13          29,533        546    7.33
Commercial mortgage                      438,676       7,770   7.03         441,685      7,938    7.13
Residential construction                 627,003      12,465   7.89         609,537     13,400    8.72
Commercial construction                  438,346       8,256   7.47         383,775      7,685    7.94
Commercial business                      843,727      15,547   7.31         803,537     15,155    7.48
                                     ------------ -----------          ------------- ----------
    Total loans                        4,101,204      71,704   6.94       3,973,745     72,359    7.22
                                     ------------ -----------          ------------- ----------
Loans held for sale                        8,957         145   6.42          11,318        203    7.12
Short-term investments                     2,759          39   5.61           1,905         39    8.12
Taxable investment securities          1,459,201      21,035   5.72       1,458,662     20,832    5.67
Tax-advantaged investment securities     153,044       2,349   6.09         151,104      2,261    5.94
                                     ------------ -----------          ------------- ----------
    Total investment securities        1,612,245      23,384   5.75       1,609,766     23,093    5.69
                                     ------------ -----------          ------------- ----------
    Total interest-earning assets      5,725,165      95,272   6.60       5,596,734     95,694    6.78
                                     ------------ -----------          ------------- ----------
Less: allowance for loan losses           50,932                             46,147

Cash and due from banks                  111,846                            110,954
Other assets                             619,656                            617,812
                                     ------------                      -------------
   Total assets                      $ 6,405,735                       $  6,279,353
                                     ============                      =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits     $   456,394         772   0.67    $    487,435        637    0.52
Money market deposits                    657,156       5,836   3.52         583,856      5,016    3.41
Savings deposits                         525,533         514   0.39         557,239        538    0.38
Direct time deposits                   1,136,192      13,007   4.54       1,218,368     14,148    4.61
Brokered time deposits                   709,140       9,308   5.21         528,841      6,903    5.18
Short-term borrowings                    799,356       8,285   4.11         748,807      8,774    4.65
Long-term debt                           771,714      10,751   5.53         758,878     11,021    5.76
                                     ------------ -----------          ------------- ----------
  Total interest-bearing liabilities   5,055,485      48,473   3.80       4,883,424     47,037    3.82
                                     ------------ -----------          ------------- ----------
Noninterest-bearing demand deposits      660,576                            709,492
Other liabilities                         42,743                             41,541
Stockholders' equity                     646,931                            644,896
                                     ------------                      -------------
   Total liabilities and
    stockholders' equity             $ 6,405,735                       $  6,279,353
                                     ============                      =============
Net interest-earning assets          $   669,680                       $    713,310
                                     ============                      =============
Net interest income (tax-equivalent)                  46,799                            48,657
Less: tax-equivalent adjustment                          887                               820
                                                  -----------                        ----------
Net interest income                                $  45,912                         $  47,837
                                                  ===========                        ==========
Net yield on interest-earning assets
     on a tax-equivalent basis                                 3.24 %                             3.45 %


                                                                                                   --------------------------
                                                                                                        Quarter to Quarter
                                          ------------------------------------------------------     Income/Expense Variance
                                           Current Quarter to Prior Quarter Increase/(Decrease)         Due to Change In
                                          ------------------------------------------------------   --------------------------
(dollars in thousands)                        Average        %         Income/         %             Average      Average
(tax-equivalent basis)                        Balance     Change       Expense       Change           Rate         Volume
                                          -------------- ---------  ------------ ---------------   ------------ -------------
ASSETS:
Interest-earning assets:
Originated and acquired residential       $      (218)     (0.1)%   $    (11)        (0.2)%         $    (8)     $     (3)
Home equity                                    23,903       2.3         (412)        (2.3)             (817)          405
Marine                                         (3,772)     (1.1)         (47)        (0.9)                6           (53)
Other consumer                                 (1,672)     (5.7)         (45)        (8.2)              (15)          (30)
Commercial mortgage                            (3,009)     (0.7)        (168)        (2.1)             (114)          (54)
Residential construction                       17,466       2.9         (935)        (7.0)           (1,310)          375
Commercial construction                        54,571      14.2          571          7.4              (476)        1,047
Commercial business                            40,190       5.0          392          2.6              (354)          746
                                          ------------             ----------
    Total loans                               127,459       3.2         (655)        (0.9)
                                          ------------             ----------
Loans held for sale                            (2,361)    (20.9)         (58)       (28.6)              (18)          (40)
Short-term investments                            854      44.8            -          0.0               (14)           14
Taxable investment securities                     539       0.0          203          1.0               195             8
Tax-advantaged investment securities            1,940       1.3           88          3.9                59            29
                                          ------------             ----------
    Total investment securities                 2,479       0.2          291          1.3
                                          ------------             ----------
    Total interest-earning assets             128,431       2.3         (422)        (0.4)           (2,591)        2,169
                                          ------------             ----------
Less: allowance for loan losses                 4,785      10.4
Cash and due from banks                           892       0.8
Other assets                                    1,844       0.3
                                          ------------
   Total assets                           $   126,382       2.0
                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits          $   (31,041)     (6.4)         135         21.2               178           (43)
Money market deposits                          73,300      12.6          820         16.3               174           646
Savings deposits                              (31,706)     (5.7)         (24)        (4.5)                7           (31)
Direct time deposits                          (82,176)     (6.7)      (1,141)        (8.1)             (198)         (943)
Brokered time deposits                        180,299      34.1        2,405         34.8                39         2,366
Short-term borrowings                          50,549       6.8         (489)        (5.6)           (1,056)          567
Long-term debt                                 12,836       1.7         (270)        (2.4)             (454)          184
                                          ------------             ----------
  Total interest-bearing liabilities          172,061       3.5        1,436          3.1              (215)        1,651
                                          ------------             ----------
Noninterest-bearing demand deposits           (48,916)     (6.9)
Other liabilities                               1,202       2.9
Stockholders' equity                            2,035       0.3

   Total liabilities and
    stockholders' equity                  $   126,382       2.0
                                          ============
Net interest-earning assets               $   (43,630)     (6.1)
                                          ============
Net interest income (tax-equivalent)                                  (1,858)        (3.8)         $ (2,376)     $    518
Less: tax-equivalent adjustment                                           67          8.2
                                                                   ----------
Net interest income                                                 $ (1,925)        (4.0)
                                                                   ==========
Net yield on interest-earning assets
     on a tax-equivalent basis


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                    ---------------------------------------------------------------------
                                            Twelve Months Ended               Twelve Months Ended
                                             December 31, 2007                 December 31, 2006
                                    --------------------------------- -----------------------------------
(dollars in thousands)                Average      Income/    Yield/    Average      Income/    Yield/
(tax-equivalent basis)                Balance      Expense    Rate      Balance      Expense     Rate
                                    ------------  ----------  ------- -----------  ----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential $   307,977   $  19,087    6.20 % $  389,836   $ 24,276      6.23 %
Home equity                           1,034,312      70,201    6.79      959,731     64,943      6.77
Marine                                  362,884      19,860    5.47      392,216     20,830      5.31
Other consumer                           27,956       2,123    7.59       30,148      2,318      7.69
Commercial mortgage                     444,376      31,648    7.12      455,962     31,772      6.97
Residential construction                601,945      51,207    8.51      516,192     44,157      8.55
Commercial construction                 392,553      30,622    7.80      312,770     24,204      7.74
Commercial business                     791,121      58,892    7.44      697,050     50,981      7.31
                                    ------------  ----------          -----------  ----------
     Total loans                      3,963,124     283,640    7.16    3,753,905    263,481      7.02
                                    ------------  ----------          -----------  ----------
Loans held for sale                      10,992         717    6.52        9,700        653      6.73
Short-term investments                    2,791         220    7.88        8,617        418      4.85
Taxable investment securities         1,486,277      85,666    5.76    1,807,687     98,468      5.45
Tax-advantaged investment securities    137,294       8,181    5.96       88,773      5,369      6.05
                                    ------------  ----------          -----------  ----------
    Total investment securities       1,623,571      93,847    5.78    1,896,460    103,837      5.48
                                    ------------  ----------          -----------  ----------
    Total interest-earning assets     5,600,478     378,424    6.76    5,668,682    368,389      6.50
                                    ------------  ----------          -----------  ----------
Less: allowance for loan losses          46,951                           44,880
Cash and due from banks                 113,122                          122,406
Other assets                            617,503                          628,974
                                    ------------                      -----------
Total assets                        $ 6,284,152                       $6,375,182
                                    ============                      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits    $   497,680       2,867    0.58   $  550,528      2,760      0.50
Money market deposits                   595,859      20,540    3.45      590,723     16,583      2.81
Savings deposits                        569,491       2,206    0.39      657,722      2,598      0.39
Direct time deposits                  1,184,649      54,239    4.58      973,396     37,186      3.82
Brokered time deposits                  566,685      29,096    5.13      499,523     23,780      4.76
Short-term borrowings                   701,177      31,630    4.51      783,988     35,551      4.53
Long-term debt                          773,192      43,605    5.64      850,836     43,365      5.10
                                    ------------  ----------          -----------  ----------
  Total interest-bearing liabilities  4,888,733     184,183    3.77    4,906,716    161,823      3.30
                                    ------------  ----------          -----------  ----------
Noninterest-bearing demand deposits     709,339                          773,369
Other liabilities                        42,083                           41,273
Stockholders' equity                    643,997                          653,824
                                    ------------                      -----------
Total liabilities and stockholders'
  equity                            $ 6,284,152                       $6,375,182
                                    ============                      ===========
Net interest-earning assets         $   711,745                       $  761,966
                                    ============                      ===========
Net interest income (tax-equivalent)                194,241                         206,566
Less: tax-equivalent adjustment                       3,009                           2,155
                                                  ----------                       ----------
Net interest income                               $ 191,232                        $204,411
                                                  ==========                       ==========
Net yield on interest-earning assets
     on a tax-equivalent basis                                 3.47 %                            3.64 %



                                                                                                 -------------------------
(dollars in thousands)                        -----------------------------------------------     Income/Expense Variance
(tax-equivalent basis)                          Ytd 2007 to Ytd 2006 Increase/(Decrease)             Due to Change In
                                              -----------------------------------------------    -------------------------
ASSETS:                                          Average       %        Income/       %             Average      Average
Interest-earning assets:                         Balance     Change     Expense     Change           Rate        Volume
Originated and acquired residential           ------------  --------  ----------  -----------    ------------ ------------
Home equity
Marine
Other consumer                                $   (81,859)    (21.0)% $  (5,189)     (21.4)%       $    (115)   $  (5,074)
Commercial mortgage                                74,581       7.8       5,258        8.1               197        5,061
Residential construction                          (29,332)     (7.5)       (970)      (4.7)              621       (1,591)
Commercial construction                            (2,192)     (7.3)       (195)      (8.4)              (29)        (166)
Commercial business                               (11,586)     (2.5)       (124)      (0.4)              693         (817)
                                                   85,753      16.6       7,050       16.0              (246)       7,296
     Total loans                                   79,783      25.5       6,418       26.5               196        6,222
                                                   94,071      13.5       7,911       15.5               922        6,989
Loans held for sale                           ------------            ----------
Short-term investments                            209,219       5.6      20,159        7.7
Taxable investment securities                 ------------            ----------
Tax-advantaged investment securities                1,292      13.3          64        9.8               (21)          85
                                                   (5,826)    (67.6)       (198)     (47.4)              177         (375)
    Total investment securities                  (321,410)    (17.8)    (12,802)     (13.0)            5,472      (18,274)
                                                   48,521      54.7       2,812       52.4               (80)       2,892
    Total interest-earning assets             ------------            ----------
                                                 (272,889)    (14.4)     (9,990)      (9.6)
Less: allowance for loan losses               ------------            ----------
Cash and due from banks                           (68,204)     (1.2)     10,035        2.7            14,508       (4,473)
Other assets                                  ------------            ----------
                                                    2,071       4.6
Total assets                                       (9,284)     (7.6)
                                                  (11,471)     (1.8)
                                              ------------
LIABILITIES AND STOCKHOLDERS' EQUITY          $   (91,030)     (1.4)
Interest-bearing liabilities:                 ============

Interest-bearing demand deposits
Money market deposits
Savings deposits
Direct time deposits                          $   (52,848)     (9.6)        107        3.9               387         (280)
Brokered time deposits                              5,136       0.9       3,957       23.9             3,812          145
Short-term borrowings                             (88,231)    (13.4)       (392)     (15.1)              (49)        (343)
Long-term debt                                    211,253      21.7      17,053       45.9             8,146        8,907
                                                   67,162      13.4       5,316       22.4             1,961        3,355
  Total interest-bearing liabilities              (82,811)    (10.6)     (3,921)     (11.0)             (184)      (3,737)
                                                  (77,644)     (9.1)        240        0.6             4,392       (4,152)
Noninterest-bearing demand deposits           ------------            ----------
Other liabilities                                 (17,983)     (0.4)     22,360       13.8            22,955         (595)
Stockholders' equity                          ------------            ----------
                                                  (64,030)     (8.3)
Total liabilities and stockholders'                   810       2.0
  equity                                           (9,827)     (1.5)
                                              ------------
Net interest-earning assets
                                              $   (91,030)     (1.4)
Net interest income (tax-equivalent)          ============
Less: tax-equivalent adjustment               $   (50,221)     (6.6)
                                              ============
Net interest income                                                     (12,325)      (6.0)        $  (8,447)   $  (3,878)
                                                                            854       39.6
Net yield on interest-earning assets                                  ----------
     on a tax-equivalent basis                                        $ (13,179)      (6.4)
                                                                      ==========
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